UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 25, 2015
Date of Report (Date of earliest event reported)

NUGENE INTERNATIONAL, INC.
(Exact name of registrant as specified in its Charter)

Nevada	333-192997	46-3999052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17912 Cowan, Suite A Irvine, CA 92614
(Address of principal executive offices) (Zip Code)

(949) 430-7737
Registrant's telephone number, including area code

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement.

On September 25, 2015, NuGene International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) and issued and sold a 15% Promissory Note with the principal face value of $500,000 (the “Note”) to an accredited investor. Under the terms of the Note, all amounts and related accrued interest are due and payable to the noteholder upon the earlier of: (i) September 25, 2016; or (ii) within ten business days after the consummation of an equity, or convertible debt financing, in one or more series of transactions with aggregate gross proceeds of at least One Million Dollars ($1,000,000) to the Company.

Borrowings made pursuant to the note payable bear interest at the rate of 15%, irrespective of whether paid at or prior to September 25, 2016.  If any amount payable pursuant to the note payable is not paid when due (without regard to any applicable grace periods as set forth in the Note), whether at stated maturity, by acceleration or otherwise, such overdue amount shall bear interest at the rate of 15% from the date of such non-payment until such amount is paid in full. The Company plans to use net proceeds from the sale of the Note for general working capital.

The summary of the transactions described above are qualified in their entirety by reference to the Securities Purchase Agreement and Note which are filed as Exhibits 10.12 and 10.13 respectively.

Item 3.02

Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.  The investor in that financing met the accredited investor definition of Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Note were made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act. The offering of the Note was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
10.12	Form of Note Payable entered into on September 25, 2015
10.13	Form of Security Purchase Agreement entered into on September 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUGENE INTERNATIONAL, INC.
	By:	/s/ Ali Kharazmi
Dated: September 30, 2015		Ali Kharazmi, Chief Executive Officer

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